UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Effective as of May 21, 2021, the aTyr Pharma, Inc. (the “Company”) Board of Directors (the “Board”) appointed Sara L. Zaknoen, M.D. to the Board.  Dr. Zaknoen was appointed as a Class I director, and will serve until the Company’s annual meeting of stockholders in 2022 or until her successor is duly elected and qualified or her earlier resignation or removal.  As a non-employee director, Dr. Zaknoen will receive cash and equity compensation pursuant to the Company’s current non-employee director compensation policy, which is described in the Company’s proxy statement for its 2021 annual meeting of stockholders filed with the SEC on March 24, 2021.

Dr. Zaknoen is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understanding between her and any other persons pursuant to which Dr. Zaknoen was selected as a director.

In connection with her appointment as a director, Dr. Zaknoen entered into the Company’s standard form of indemnification agreement and was granted an option to purchase 2,285 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on May 21, 2021, which will vest in equal monthly installments during the three years following the effective date of her appointment to the Board, subject to her continued service on the Board.

On May 25, 2021, the Company issued a press release announcing appointment of Dr. Zaknoen to the Board.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of aTyr Pharma, Inc., dated May 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: May 25, 2021